RELATED PARTY TRANSACTIONS (Restated) (Tables)	12 Months Ended
Dec. 31, 2015
Related Party Transactions [Abstract]
Related party transactions
a) Transactions with Golar Partners and subsidiaries:

Income (expenses):

(in thousands of $)	2015	2014	2013
			Restated
Transactions with Golar Partners and subsidiaries:
Management and administrative services fees revenue (i)	2,949	2,877	2,569
Ship management fees revenue (ii)	7,577	7,746	6,701
Charter-hire expenses (iii)	(41,555)	—	—
Gain on disposals to Golar Partners (iv)	102,406	43,287	82,270
Interest income on vendor financing loan (v)	4,217	—	—
Interest expense on short-term credit facility	(203)	—	—
Interest income on high-yield bonds (vi)	—	—	1,972
Share options expense recharge (x)	297	—	—
Total	75,688	53,910	93,512

Receivables (payables): The balances with Golar Partners and subsidiaries as of December 31, 2015 and 2014 consisted of the following:

(in thousands of $)	2015	2014
Trading balances (owing to) due from Golar Partners and subsidiaries (vii)	(4,400)	13,453
Methane Princess lease security deposit movements (viii)	(2,728)	(3,486)
$20.0 million revolving credit facility (ix)	—	20,000
Total	(7,128)	29,967

(i) Management and administrative services agreement - On March 30, 2011, Golar Partners entered into a management and administrative services agreement with Golar Management, a wholly-owned subsidiary of ours, pursuant to which Golar Management will provide to Golar Partners certain management and administrative services. The services provided by Golar Management are charged at cost plus a management fee equal to 5% of Golar Management’s costs and expenses incurred in connection with providing these services. Golar Partners may terminate the agreement by providing 120 days written notice.

(ii) Ship management fees - Golar and certain of its affiliates charge ship management fees to Golar Partners for the provision of technical and commercial management of the vessels. Each of Golar Partners’ vessels is subject to management agreements pursuant to which certain commercial and technical management services are provided by Golar Management and Golar Wilhelmsen AS ("Golar Wilhelmsen"), a partnership that is jointly controlled by Golar and by Wilhelmsen Ship Management (Norway) AS. Golar Partners may terminate these agreements by providing 30 days written notice. On September 4, 2015, Golar Wilhelmsen became a wholly owned subsidiary of Golar as a result of our acquisition of the remaining 40% interest owned by Wilhelmsen Ship Management (Norway) AS. Accordingly, since this date these ship management fees have been eliminated on consolidation.

(iii) Charter-hire expenses - This consists of the charter-hire expenses that we incurred for the charter back of the Golar Eskimo and the Golar Grand from Golar Partners in 2015.

In connection with the disposal of the Golar Grand to Golar Partners in November 2012, we issued an option where in the event that the charterer did not renew or extend its charter for the Golar Grand beyond February 2015, the Partnership had the option to require us to charter the vessel through to October 2017. In February 2015, the option was exercised. Accordingly, we recognized charter-hire costs of $28.7 million in 2015 in respect of the Golar Grand. This excludes the expense of $3.9 million, representing the incremental liability recognized in 2015 upon re-measurement of the guarantee obligation, net of the impact of the respective amortization in 2015.

In connection with the disposal of the Golar Eskimo in January 2015, we entered into an agreement with Golar Partners to pay $22 million to charter back the vessel until June 30, 2015. Accordingly, of these amounts payable, we recognized total charter-hire expenses of $12.9 million in relation to this agreement in 2015. For additional detail refer to to (iv) below.

(iv) Gain on disposals - This refers to the gains arising on the disposals of the Golar Eskimo, the Golar Igloo and the Golar Maria to Golar Partners. These disposals are further described in note 6.

In January 2015, we completed the disposal of our interests in the companies that own and operate the FSRU, the Golar Eskimo, which resulted in a gain on disposal of $102.4 million. In addition, we provided Golar Partners with a loan facility for an amount of $220.0 million to part fund their purchase. The loan was non-amortizing with a final balloon payment due in December 2016, and bore interest at a rate equal to LIBOR plus a blended margin of 2.84%. The loan was fully repaid by the end of 2015.

In connection with the disposal of the Golar Eskimo, we also entered into an agreement to pay Golar Partners $22 million (of which $12.9 million was recognized as charter-hire expense) for the period from January 20, 2015 through to June 30, 2015 for the right to use the Golar Eskimo and receive all revenues earned from the vessel during this period. The balance of $8.1 million paid represented the financing of future operating leasing income to be received by Golar Partners.

In addition, in exchange for entering into the charter back arrangement we agreed with Golar Partners that should we achieve a favorable renegotiation and extension of the charter with the charterer, which increased the value of the charter sold along with the vessel, Golar Partners would pay additional consideration to us equivalent to any increase in value.  No charter renegotiation took place and no additional consideration was due or paid.

In March 2014, we completed the sale of our interests in the company that owns and operates the FSRU, the Golar Igloo, which resulted in a gain on disposal of $43.3 million.

In February 2013, we completed the disposal of our interests in the company that owns and operates the LNG carrier, the Golar Maria, which resulted in a gain on disposal of $82.3 million.

(v) Golar Eskimo vendor loan - As discussed further in (iv) above, we granted the Partnership a loan facility for an amount of $220.0 million to part fund their purchase of the Golar Eskimo in January 2015. The loan was fully repaid by the end of 2015.

(vi) High-yield bonds - In October 2012, Golar Partners completed the issuance of NOK1,300.0 million in senior unsecured bonds that mature in October 2017. The aggregate principal amount of the bonds is equivalent to approximately $227.0 million. Of this amount, approximately $35.0 million, was issued to us. We sold our participation in the high yield bonds in November 2013.

(vii) Trading balances - Receivables and payables with Golar Partners and its subsidiaries are comprised primarily of unpaid management fees, charter-hire expenses, advisory and administrative services and may include working capital adjustments in respect of disposals to the Partnership. In addition, certain receivables and payables arise when we pay an invoice on behalf of a related party and vice versa. Receivables and payables are generally settled quarterly in arrears. Trading balances owing to or due from Golar Partners and its subsidiaries are unsecured, interest-free and intended to be settled in the ordinary course of business. They primarily relate to recharges for trading expenses paid on behalf of Golar Partners, including ship management and administrative service fees due to us. In November 2015, we received funding from Golar Partners in the amount of $50 million for a fixed period of 28 days. Golar Partners charged interest on this balance at a rate of LIBOR plus 5.0%.

(viii) Methane Princess lease security deposit movements - This represents net advances from Golar Partners since its IPO, which correspond with the net release of funds from the security deposits held relating to a lease for the Methane Princess. This is in connection with the Methane Princess tax lease indemnity provided to Golar Partners under the Omnibus Agreement. Accordingly, these amounts will be settled as part of the eventual termination of the Methane Princess lease.

(ix) $20 million revolving credit facility - In April 2011, we entered into a $20.0 million revolving credit facility with Golar Partners. This facility is unsecured and interest-free, maturing in April 2015. However, this facility was extended until its repayment in June 2015.

(x) Share options expense - This relates to a recharge of share option expense to Golar Partners in relation to share options in Golar granted to certain of Golar Partners directors and officers during 2015.

Transactions with these companies until September 10, 2014 are presented below:

(in thousands of $)	2015	2014	2013
Frontline (i)	—	34	49
Seatankers (i)	—	(112)	(45)
Ship Finance (i)	—	116	207
Seadrill (i)	—	(5)	—
Golar Wilhelmsen (ii)	(2,246)	(7,031)	(4,899)
World Shipholding (iii)	—	—	(976)

Payables to related parties (excluding Golar Partners):

(in thousands of $)	2015	2014
Golar Wilhelmsen (ii)	—	(1,394)

i. We used to transact business with the following parties, being companies in which World Shipholding and companies associated with World Shipholding have a significant interest: Frontline, Seatankers, Ship Finance and Seadrill.

Net expense/income from Frontline, Seatankers and Ship Finance comprise fees for management support, corporate and insurance administrative services, net of income from supplier rebates and income from the provision of serviced offices and facilities. Receivables and payables with related parties comprise primarily of unpaid management fees, advisory and administrative services.

ii. As of September 4, 2015, pursuant to the acquisition of the remaining 40% interest, we held a 100% ownership interest in Golar Wilhelmsen, thus making it a controlled and fully consolidated subsidiary from that date. Previous to that we held a 60% ownership interest in Golar Wilhelmsen, which we accounted for using the equity method (see note 13). Golar Wilhelmsen recharges management fees in relation to provision of technical and ship management services. Accordingly, from September 4, 2015, these management fees are eliminated on consolidation.

iii. In April 2011, we entered into a revolving credit facility with a company related to our former major shareholder, World Shipholding. In December 31, 2013, the revolving credit facility was amended to $50 million. We repaid the $50 million borrowed under the facility in April 2014. This facility was subsequently terminated in August 2014.